GMAC RFC Securities (GRAPHIC OMITTED)


                      GMACM HOME EQUITY LOAN TRUST 2004-HE4

                         GMAC MORTGAGE (GRAPHIC OMITTED)


                          [$992,000,000] (APPROXIMATE)
                          SUBJECT TO A +/- 10% VARIANCE


                           MBIA INSURANCE CORPORATION
                                 Credit Enhancer

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    Depositor

                            GMAC MORTGAGE CORPORATION
                               Seller and Servicer

                     GMAC RFC Securities (GRAPHIC OMITTED)


ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by GMAC Mortgage Corporation ("GMACM") and its affiliates. RFSC is a wholly owned subsidiary of Residential Funding Corporation ("RFC"). Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

GMACM HOME EQUITY LOAN TRUST 2004-HE4
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


PRELIMINARY TERM SHEET                      PREPARED: OCTOBER 19, 2004



                          [$992,000,000] (APPROXIMATE)
                      GMACM HOME EQUITY LOAN TRUST 2004-HE4

                           MBIA INSURANCE CORPORATION
                                (CREDIT ENHANCER)

----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
                       NOTE         WAL    TARGETED FINAL        NOTE        EXPECTED RATING      LEGAL FINAL
     CLASS        --------------  (2) (3)  DISTRIBUTION DATE(3)  RATE (4)     (S&P/MOODY'S)         MATURITY
                   BALANCE (1)
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
      A-1         $[447,917,000]  1.5 yrs       April 2006        (5)(6)       AAA/Aaa (7)       February 2035
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
      A-2         $[296,875,000]  3.0 yrs      October 2007       (5)(6)       AAA/Aaa (7)       February 2035
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
      A-3         $[247,208,000]  5.0 yrs      October 2009       (5) (6)      AAA/Aaa (7)       February 2035
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
  A-1 VPRN(8)      $[26,000,000]                Not Offered                    AAA/Aaa (7)       February 2035
----------------- --------------- ----------------------------------------- ------------------- -----------------
  A-2 VPRN(8)               $[0]                Not Offered                    AAA/Aaa (7)       February 2035
----------------- --------------- ----------------------------------------- ------------------- -----------------
  A-3 VPRN(8)               $[0]                Not Offered                    AAA/Aaa (7)       February 2035
----------------- --------------- ----------------------------------------- ------------------- -----------------
     TOTAL        [$1,018,000,000]
----------------- --------------- ----------------------------------------- ------------------- -----------------

(1) Subject to a plus or minus 10% variance. (2) See "Targeted Final Distribution Date" herein.
(3)     Subject to funding of the related class of Variable Pay Revolving Notes.
(4) The margin on the Notes will increase to [0.50%] for each interest accrual period beginning after the Payment Date (as defined herein) following the first Payment Date on which the Optional Redemption (as defined herein) can be exercised.
(5) The margin on the Class A-1 and Class A-2 Notes will increase to the greater of the current margin or the Class A-3 margin for each interest accrual period beginning after the Payment Date (as defined herein) following the date on which an Early Amortization Event (as defined herein) has occurred.
(6)     The Class A Notes will  accrue  interest at a rate equal to the least of
        (i) One Month LIBOR plus the related  margin,  (ii) the Net WAC Rate and
        (iii) for the Class A-1 and Class A-2 Notes only, 14.00%.
(7) The ratings assigned address the likelihood of the receipt by the holders of the notes of distributions on the mortgage loans.
(8) Each class of the VPRNs will represent the option to fund the payment of principal of the related class of Class A Notes on the related Targeted Final Distribution Date. The VPRNs are not publicly offered and are not being offered by the prospectus supplement.

Depositor:                      Residential Asset Mortgage Products, Inc.

Sellers and Servicer:

                                GMAC Mortgage Corporation ("GMACM") and a trust established by an affiliate of GMACM will be the Sellers of the mortgage loans. GMACM will be the Servicer of the mortgage loans.

Credit Enhancer:                MBIA Insurance Corporation ("MBIA")

Lead Manager:                   Bear, Stearns & Co. Inc.

Co-Managers:
                                Residential   Funding  Securities   Corporation,
                                Lehman Brothers and RBS Greenwich Capital

Owner Trustee:                  Wilmington Trust Company

Indenture Trustee:              Wells Fargo Bank, N.A.

Class  A Notes:
                                The Class A-1, Class A-2 and Class A-3 Notes (together, the "Class A Notes"). Each Class A Note shall be AAA/Aaa rated and shall receive interest on a monthly basis and 100% of its scheduled principal on its Targeted Final Distribution Date, unless an Early Amortization Event occurs.

VPRNs:
                                The three classes of Variable Pay Revolving Notes ("VPRNs" and together with the Class A Notes, the "Notes"). Each class of VPRNs will be transferable, subject to the limitations described herein and in the Indenture. The VPRNs are not offered pursuant to the prospectus supplement.


Credit Enhancement:
                                Excess interest, overcollateralization and a Policy (as defined herein) to be provided by MBIA.

Targeted Final  Distribution  Date:
                                Each Class A Noteholder will receive interest on a monthly basis, and principal on its scheduled Targeted Final Distribution Date, unless an Early Amortization Event occurs.

                                Class Targeted Final Distribution Date
                                Class A-1             April 2006
                                Class A-2             October 2007
                                Class A-3             October 2009

                                Subject to the terms and conditions contained herein, the principal proceeds for each Targeted Final Distribution Date are expected to be provided or funded by the investor in the related class of VPRNs.

Variable Pay  Revolving  Notes:

                                The trust will request an advance of funds from the holders of the related class of VPRNs or offer to sell additional variable pay revolving notes on each Targeted Final Distribution Date, subject to the terms and conditions described in the prospectus supplement. If the investor in the related class of VPRNs fails to fund, or an additional variable pay revolving note is not issued, an Early Amortization Event will be declared, resulting in a step-up in the margin for the Class A-1 and Class A-2 Notes to the greater of: a) the current margin; or, b) the Class A-3 margin, along with an accelerated pro-rata payment of all outstanding Notes.

                                The trust will not request an advance or offer to issue additional variable pay revolving notes if an Early Amortization Event has occurred, a downgrade of the Notes has occurred, an Event of Default is continuing without giving effect to applicable grace periods or waivers, or certain insolvency events have occurred with respect to the Credit Enhancer. At each Targeted Final Distribution Date, the Trust will request an advance or offer to issue a class of variable pay revolving notes in an amount sufficient to retire the outstanding principal amount for the related class of Class A Notes.

                                In addition, at closing, the A-1 VPRN represents the option to fund the payment of the Class A-1 Notes on the related Targeted Final Distribution Date. The A-1 VPRN will have an initial principal balance of $[26,000,000]. On each Payment Date beginning February 2005, excess interest will be applied on a pro rata basis to principal on the initial A-1 VPRN, A-2 VPRN and A-3 VPRN until the principal balance of each class of VPRNs has been reduced to $0, thereby building up overcollateralization (See "Overcollateralization Amount").

                                The principal on subsequent variable pay revolving note balances will be paid from principal collections on the underlying collateral.

                                THE VPRNS ARE NOT OFFERED BY THE PROSPECTUS SUPPLEMENT.

Credit Rating of VPRN Investors:

                                Any VPRN investor will be required to have minimum short term ratings of A1/P1, or at least long term ratings of A/A2 or greater from S&P and Moody's, respectively, at the time it acquired its class of VPRNs, unless the class of VPRNs is acquired after the related Targeted Final Distribution Date. A transfer to an investor which does not meet the required ratings guidelines will require a 51% vote from the holders of each class of Class A Notes.


Federal Tax Status:
                                It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes and that the Issuer will not be treated as a taxable mortgage pool.

Registration:
                                The Class A Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                   October 1, 2004.

Expected Pricing Date:          On or about October 21, 2004.

Expected Closing Date:          On or about October 28, 2004.

Payment Date:
                                The 25th day of each month (or if not a business
                                day,   the   next   succeeding   business   day)
                                commencing in November 2004.


Interest Accrual  Period:

                                The interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

ERISA Eligibility:
                                The Class A Notes are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Class A Notes.

SMMEA Treatment:
                                The Class A Notes WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

Prepayment Assumption:          [40]% CPR, 10% Draw Rate on the mortgage loans.

Loan Rate:
                                The "LOAN RATE" of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

                                Interest  on each  adjustable-rate  home  equity
                                revolving credit line ("HELOC") is computed daily and payable monthly on the average daily outstanding principal balance of such HELOC. After any initial teaser period, during which the Loan Rate may be fixed or set at a discounted variable rate for a period of approximately three to six months, the Loan Rate on each HELOC will be adjusted on each adjustment date to a rate equal to the sum of an index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum Loan Rate over the life of the HELOC specified in the related credit line agreement.

Net Loan Rate:
                                The "NET LOAN RATE" is with respect to any Payment Date and any mortgage loan, the Loan Rate of that mortgage loan applicable to the Due Date in the related Collection Period (adjusted to an effective rate based on an actual/360 basis), less (i) the servicing fee rate (0.50%) and (ii) beginning on the thirteenth Payment Date and thereafter, 0.50%.

Net WAC Rate:
                                The "NET WAC RATE" is the per annum rate equal to (i) the weighted average Net Loan Rate of the mortgage loans less (ii) the premium rate on the Policy on an actual/360 basis multiplied by a fraction, the numerator of which is equal to the aggregate Note Principal Balance of the Notes and the denominator of which is equal to the aggregate principal balance of the mortgage loans, adjusted to an effective rate based on an actual/360 basis.

Initial Mortgage Loans:
                                As of the Cut-off Date, the aggregate principal balance of the initial mortgage loans was approximately $[900,097,780.16] the "INITIAL MORTGAGE LOANS." See the attached collateral descriptions for additional information on the Initial mortgage loans.

Pre-funding:
                                On the Closing Date, approximately $[99,902,219.64] will be deposited into an account designated the "PRE-FUNDING ACCOUNT". This amount will be funded from the proceeds of the sale of the Notes. During the pre-funding period, funds on deposit in the Pre-Funding
                                Account will be used by the trust to buy mortgage loans from the Sellers from time to time.

                                The pre-funding period will be the period from the closing date to the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $[100,000],
                                (ii) January [29], 2005 and (iii) the occurrence of a default by the Servicer under the servicing agreement.

                                The mortgage loans sold to the trust after the Closing Date will conform to certain specified characteristics.

                                Amounts on deposit in the Pre-Funding Account will be invested in permitted investments as specified in the Indenture. Any amounts remaining in the Pre-Funding Account at the end of the pre-funding period will be used to make principal payments on the VPRNs on a pro rata basis.

Capitalized Interest Account:
                                On the Closing Date, if required by the Credit Enhancer, part of the proceeds of the sale of the Notes will be deposited into an account designated the "CAPITALIZED INTEREST ACCOUNT," which will be held by the Indenture Trustee. Amounts on deposit in the Capitalized Interest Account will be withdrawn on each payment date during the pre-funding period to cover any shortfall in interest payments on the Notes due to the pre-funding feature during the pre-funding period. Any amounts remaining in the Capitalized Interest Account at the end of the pre-funding period will be paid to GMACM.

Funding Account:
                                An account (the "FUNDING ACCOUNT") will be set up with the Indenture Trustee on the Closing Date. On each Payment Date during the Revolving Period, the Indenture Trustee will deposit principal and, until the principal of the VPRNs has been reduced as described under "Overcollateralization Amount", excess interest collections for the related collection period into the Funding Account (to the extent necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount), and will apply such amount first to buy any additional balances for any HELOCs currently in the mortgage pool and second to purchase subsequent mortgage loans to be included in the trust. If not all principal collections in the Funding Account have been applied to purchase additional balances and subsequent mortgage loans at the end of the Revolving Period, the amount left in the Funding Account will be distributed on the VPRNs as principal distributions to the extent outstanding.


Overcollateralization Amount:

                                At the time of issuance of the Class A Notes, the aggregate outstanding principal balance of the Notes will exceed the aggregate outstanding principal balance of the mortgage loans, together with the funds in the Pre-Funding Account, by $[18,000,000]. Prior to the step-down date the Overcollateralization Target Amount shall be equal to the sum of (i) 0.80% of aggregate principal balance of the initial mortgage loans, together with the amount deposited in the Pre-Funding Account on the Closing Date, and (ii) 100% of the outstanding balance of mortgage loans which are 180 days or more contractually delinquent. On each Payment Date, excess interest will be deposited into the Funding Account during the Revolving Period until the Overcollateralization Amount equals the Overcollateralization Target Amount, and will be applied on a pro rata basis as payments of principal on the A-1 VPRN, A-2 VPRN and A-3 VPRN until the principal balance of each class of VPRN has been reduced to $0. To the extent necessary during the Managed Amortization Period, excess interest will be deposited in the Funding Account to acquire additional balances for any HELOCs currently in the mortgage pool. The distribution of interest as principal will have the effect of accelerating the Notes relative to the underlying mortgage loans. On any Payment Date, the "OVERCOLLATERALIZATION AMOUNT" will be the amount by which the aggregate outstanding principal balance of the mortgage loans together with amounts on deposit in the Funding Account exceeds the aggregate Principal Balance of the Notes.

Stepdown Date:
                                On or after the Payment Date occurring in [April 2007], the Overcollateralization Target Amount will be allowed to step down (subject to certain performance triggers) to a percentage equal to [1.60]% of the aggregate principal balance of the mortgage loans; provided that the Overcollateralization Target Amount may not be less than the sum of (i) 0.25% of the aggregate principal balance of the initial mortgage loans, together with the amount deposited in the Pre-Funding Account on the Closing Date, and
                                (ii) 100% of the outstanding balance of mortgage loans which are 180 days or more contractually delinquent.


The Policy:
                                MBIA will issue a note insurance policy with respect to the Notes which will guarantee timely payment of interest and ultimate repayment of principal to the holders of the Notes subject to the terms thereof. The Policy will not guarantee payment of principal on the Class A Notes on any Targeted Final Distribution Date or Interest Shortfalls.

Interest Distributions:

                                Interest will be distributed on the Class A Notes at a rate equal to the least of (a) One Month LIBOR plus the related margin, (b) the Net WAC Rate and (c) for the Class A-1 and Class A-2 Notes only, 14.00%.

                                Interest will be distributed on each class of the VPRNs at a rate equal to the lesser of (a) One Month LIBOR plus the related margin and (b) the Net WAC Rate.

                                The margin on each Class A Note will increase to [0.50%] for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised. The margin on each class of the VPRNs will increase to [0.50%] for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised. The margin on the Class A-1 and Class A-2 Notes will increase to the greater of: (a) the current margin or, (b) the Class A-3 margin for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

Interest Shortfalls:
                                The Interest Shortfall for any Payment Date shall be calculated as:

                                (1) for any  class of Class A Notes,  the sum of
                                (A) an amount of interest on such class of Class A Notes calculated at a rate equal to the excess of (i) the lesser of (a) One Month LIBOR plus the related margin and (b) for the Class A-1 and Class A-2 Notes only, 14.00%; over (ii) the Net WAC Rate, plus (B) interest on such amount calculated at the applicable Note Rate; and,

                                (2) for any class of VPRNs, the sum of (A) an amount of interest thereon calculated at a rate equal to the excess of One Month LIBOR plus the related margin over the Net WAC Rate, plus (B) interest on such amount calculated at the applicable Note Rate.

                                On each Payment Date, any unpaid Interest Shortfalls for such Payment Date and any prior Payment Dates will be distributed to the Notes entitled to such amounts, but only to the extent of available excess interest.

Revolving Period:
                                With respect to any Payment Date during the Revolving Period, no principal (other than (i) excess interest paid to the VPRN holder(s) and allocated to reduce the principal balances thereof in order to build overcollateralization and (ii) any amounts remaining in the
                                Pre-Funding   Account   at   the   end   of  the
                                pre-funding period and paid to the VPRN holder(s) in reduction of the principal balances thereof) will be paid on the Notes, and all principal collections and excess interest will be deposited into the Funding Account and used first to purchase additional balances for any HELOCs currently in the mortgage pool and second to purchase subsequent mortgage loans.

                                The Revolving Period will be the period beginning on the Closing Date and ending on the earlier of (a) the 18 month period ending on the Payment Date in April 2006 and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.

Managed Amortization  Period:
                                On each Payment Date during the Managed Amortization Period, principal collections for that Payment Date that are not used to purchase additional balances will be paid as principal of the VPRNs on a pro rata basis.

                                The Managed Amortization Period will be the period beginning on the first day following the end of the Revolving Period, unless a Rapid Amortization Event has occurred. The Managed Amortization Period will end the earlier of (a) the Payment Date in October 2009 and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.

Rapid Amortization  Period:
                                On each Payment Date during the Rapid Amortization Period, the aggregate amount payable as principal of the Notes will be paid on a pro rata basis to the A-1 VPRN, the A-2 VPRN and the A-3 VPRN.

                                The Rapid Amortization Period will be the period beginning on the earlier of (a) the first day following the end of the Managed Amortization Period and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.

Funding Event:
                                During the Managed Amortization Period, if the principal balances of the VPRNs have been reduced to $0, and the Overcollateralization Target Amount has been met, amounts on deposit in the Reserve Sub-Account may be used to purchase subsequent mortgage loans.

Principal Distributions:
                                The Trust will make payments of principal on the Class A Notes only from the proceeds of an advance from the holder of the related class of VPRN or from the issuance of additional variable pay revolving notes, and all other principal paid to the Notes will be paid as principal to the VPRNs, unless an Early Amortization Event has occurred.

                                Principal collections payable on the Notes in excess of the then outstanding aggregate principal balance of the VPRNs will be held in the Reserve Sub-Account of the Funding Account. The amount held in the Reserve Sub-Account will be paid as principal to the outstanding VPRNs on the Payment Date following the respective issuance.

                                If an Event of Default (including an Early Amortization Event) occurs payments on the Notes will be made as described below.

                                In addition, on each Payment Date after the end of the Revolving Period, to the extent of funds available for the purpose, holder(s) of the VPRNs will be entitled to receive certain amounts in reduction of principal, generally equal to liquidation loss amounts and amounts necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

Events of Default:
                                An Event of Default exists if following the applicable grace period (i) there is a default for five days or more in the payment of any principal of or interest on any note, (ii) there occurs a default in the observance or performance in any material respect of any covenant or agreement or representation or warranty of the issuer made in the indenture, or in any certificate delivered pursuant to the indenture proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the noteholders or the Credit Enhancer, (iii) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the issuer or any substantial part of the trust fund in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the trust fund, or ordering the winding-up or liquidation of the issuer's affairs, (iv) there occurs the commencement by the issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the assets of the trust fund, or the making by the issuer of any general assignment for the benefit of creditors, or the failure by the issuer generally to pay its debts as those debts become due, or the taking of any action by the issuer in furtherance of any of the foregoing, or (v) the occurrence of an Early Amortization Event.

Early Amortization Event:

                                An Early Amortization Event exists if following the applicable grace period: (i) the Class A Notes are downgraded below AAA or Aaa by S&P or Moody's, respectively (for example, as a result of a Credit Enhancer downgrade and failure to provide a AAA/Aaa surety replacement) and, within 60 days of the downgrade, the ratings have not been restored to the original ratings,
                                (ii) within 10 days after a Targeted Final Distribution Date, the Trust fails to receive an advance from the holders of the related class of VPRNs and fails to issue and sell additional variable pay revolving notes, (iii) an Event of Default has occurred under the Indenture or an Enhancer Default has occurred and is continuing or (iv) if, commencing with the Payment Date in January 2005, (a) for three consecutive months, the average amount in the Reserve Sub-Account which has not been used during a month to purchase additional balances or subsequent mortgage loans is greater than 30% of that amount plus the amount which had been used during such month to purchase additional balances and subsequent mortgage loans, or (b) for six consecutive months, the average amount in the Reserve Sub-Account which has not been used during a month to purchase additional balances and subsequent mortgage loans is greater than 20% of such amount plus the amount which had been used during that month to purchase additional balances and subsequent mortgage loans.

                                The margin on the Class A-1 and Class A-2 Notes will increase to the greater of: (a) the current margin or, (b) the Class A-3 margin for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

Remedies Upon  Event of  Default:
                                a) If an Event of Default with respect to the Notes at the time outstanding occurs and is continuing, the Indenture Trustee, acting on the direction of the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer (except if an Enhancer Default, as defined in the Indenture, has occurred and is continuing), may declare all Notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer.

                                b) If the Notes have been declared to be due and payable, the Indenture Trustee, acting on the direction of the Credit Enhancer or at least 51% of the Noteholders, with the written consent of the Credit Enhancer (except if an Enhancer Default has occurred and is continuing), notwithstanding any acceleration, may elect to maintain possession of the collateral securing the Notes and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if there had not been a declaration.

                                c) In any event, if the Event of Default is an Early Amortizaton Event all principal payment on the notes will be applied to each class of Class A Notes and each class of the VPRNs on a pro rata basis. In such event, the Credit Enhancer will remain obligated to pay accrued interest on the notes on each Payment Date and to pay all principal due on the Notes by the Legal Final Maturity Date if other available amounts are not sufficient for those purposes. If an Early Amortization Event occurs, money in the Reserve Sub-Account will be used to pay principal on the Notes on the next Payment Date.

                                The Indenture Trustee may not sell or otherwise liquidate the mortgage loans unless, (A) the indenture trustee obtains the consent of the Credit Enhancer and 100% of the noteholders, (B) the proceeds of such sale are sufficient to discharge in full all amounts due and unpaid on the Notes and to reimburse the Credit Enhancer for any amounts owed under the Policy or the Insurance Agreement, or (C) the indenture trustee determines the mortgage loans will not continue to provide sufficient funds for the payment of principal and interest on the Notes as they would have become due, and obtains the consent of the Credit Enhancer and 66 2/3% of the Noteholders.

Optional Redemption:
                                When the total principal balance of the Notes declines to less than 10% of the total original principal balance of the Notes, the Servicer may purchase all of the remaining mortgage loans. If the Servicer purchases the mortgage loans, the outstanding Class A Notes, if any, and the outstanding VPRNs will be redeemed at a price equal to their remaining principal balance plus accrued and unpaid interest and any unpaid interest shortfalls.


                             INITIAL MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL CURRENT BALANCE:                         $900,097,780.16
TOTAL CREDIT LIMIT:                           $1,257,579,391.57
NUMBER OF LOANS:                                        23,430
CREDIT UTILIZATION:                                     71.57%

                                                                            MINIMUM           MAXIMUM
AVG CURRENT BALANCE:                                $38,416.47            $1,000.00        $500,000.00
AVG CREDIT LIMIT:                                   $53,673.90            $7,500.00        $500,000.00

WAVG LOAN
RATE:                                                   5.308%               3.250%            14.375%
WAVG FULL INDEX LOAN
RATE:                                                   5.948%               3.500%            14.375%

WAVG ORIGINAL CLTV:                                     80.64%                2.31%            100.00%
WAVG JR
RATIO*:                                                 25.74%                2.91%             99.62%

WAVG FICO
SCORE:                                                     722                  503                813

WAVG
DTI:                                                    38.48%               10.00%             84.70%

WAVG ORIGINAL
TERM:                                                      229                  120                360
WAVG REMAINING
TERM:                                                      225                    3                359

TOP STATE CONC (%):                           California 18.92%, Michigan 11.46%, New Jersey 8.44%,
                                              Massachusetts 7.51%, Illinois 5.56 %

MAXIMUM ZIP CODE CONC (%):                     0.25%

ORIGINATION                                                                                  September
DATE:                                                                 June 21, 1990           30, 2004
MATURITY                                                               December 19,       September 9,
DATE:                                                                          2004               2034

*Non-Zero Weighted Average




                                  CREDIT LIMITS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT LIMITS ($)             MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Less than  25,000                           5,347       $   76,116,382.40              8.46%
 25,000 to  49,999                          8,798          245,292,507.79             27.25
 50,000 to  74,999                          4,440          186,622,489.69             20.73
 75,000 to  99,999                          1,625           93,314,556.34             10.37
 100,000 to  124,999                        1,479           94,802,309.17             10.53
 125,000 to  149,999                          454           41,425,291.73              4.60
 150,000 to  174,999                          494           47,964,213.02              5.33
 175,000 to  199,999                          237           27,279,649.22              3.03
 200,000 to  224,999                          273           32,772,160.94              3.64
 225,000 to  249,999                           48            8,060,905.70              0.90
 250,000 to  274,999                          154           23,699,527.32              2.63
 275,000 to  299,999                           12            2,656,744.53              0.30
 300,000 to  324,999                           22            5,373,035.93              0.60
 325,000 to  349,999                            7            1,759,474.07              0.20
 350,000 to  374,999                           13            3,966,192.41              0.44
 375,000 to  399,999                            4            1,128,135.14              0.13
 400,000. to  424,999                           7            2,449,776.19              0.27
 425,000 to  449,999                            4            1,718,600.00              0.19
 450,000 to  474,999                            3              932,678.00              0.10
 500,000 to  524,999                            9            2,763,150.57              0.31
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                       23,430         $900,097,780.16            100.00%
=====================================  ================ ====================  ===================

o The average credit limit of the initial mortgage loans as of the cut-off date is approximately $53,673.90.


                         OUTSTANDING PRINCIPAL BALANCES

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF OUTSTANDING PRINCIPAL         MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
BALANCES ($)                                                                       BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Less than  25,000                          10,111         $141,413,959.08              15.71%
 25,000 to  49,999                          8,064          285,945,490.60              31.77
 50,000 to  74,999                          2,769          164,876,253.25              18.32
 75,000 to  99,999                          1,086           93,813,951.72              10.42
 100,000 to  124,999                          536           58,357,396.99               6.48
 125,000 to  149,999                          309           42,484,212.10               4.72
 150,000 to  174,999                          203           32,051,971.38               3.56
 175,000 to  199,999                          138           25,913,691.06               2.88
 200,000 to  224,999                           77           15,895,245.97               1.77
 225,000 to  249,999                           44           10,531,587.64               1.17
 250,000 to  274,999                           39            9,801,378.93               1.09
 275,000 to  299,999                           11            3,182,775.19               0.35
 300,000 to  324,999                           14            4,317,144.86               0.48
 325,000 to  349,999                            3            1,011,385.38               0.11
 350,000 to  374,999                            9            3,233,023.34               0.36
 375,000 to  399,999                            4            1,561,016.02               0.17
 400,000. to  424,999                           5            2,018,700.27               0.22
 425,000 to  449,999                            3            1,319,600.00               0.15
 450,000 to  474,999                            3            1,372,000.00               0.15
 475,000 to  499,999                            1              496,996.38               0.06
 500,000 to  524,999                            1              500,000.00               0.06
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                       23,430         $900,097,780.16             100.00%
=====================================  ================ ====================  ===================
o   The  average  principal  balance  of the  initial  mortgage  loans as of the cut-off date is approximately $38,416.47.


                        FULLY INDEXED MORTGAGE LOAN RATES

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
RANGE OF FULLY INDEXED                     INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LOAN RATES (%)                         MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
3.001 to 3.500                                 1             $11,429.68              0.00%        *

3.501 to 4.000                               79            9,487,813.10              1.05

4.001 to 4.500                               212           25,763,128.22             2.86

4.501 to 5.000                              5,395         215,050,583.76            23.89

5.001 to 5.500                              3,890         165,956,702.15            18.44

5.501 to 6.000                              3,416         125,509,232.77            13.94

6.001 to 6.500                              4,272         147,247,153.86            16.36

6.501 to 7.000                              1,355          45,696,821.51             5.08

7.001 to 7.500                              2,296          82,835,748.62             9.20

7.501 to 8.000                               718           25,193,317.03             2.80

8.001 to 8.500                               662           22,787,469.89             2.53

8.501 to 9.000                               483           16,486,051.95             1.83

9.001 to 9.500                               269           8,180,375.77              0.91

9.501 to 10.000                              255           6,690,047.74              0.74

10.001 to 10.500                             91            2,073,608.85              0.23

10.501 to 11.000                             26             806,455.51               0.09

11.001 to 11.500                              8             244,253.43               0.03

12.001 to 12.500                              1              43,390.45               0.00        *

14.001 to 14.500                              1              34,195.87               0.00        *
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================


o The weighted average fully indexed loan rate of the initial mortgage loans as of the cut-off date is approximately 5.948%.
*   Indicates a number less than 0.005% but greater than 0.000%.

                          COMBINED LOAN-TO-VALUE RATIOS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
RANGE OF COMBINED                          INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LOAN-TO-VALUE RATIOS (%)               MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
40.00  or less                                              $27,276,647.35          3.03%
                                             774

40.01  to 50.00                              739            29,379,714.41            3.26
50.01  to 60.00                                 1,114       41,073,784.00            4.56
60.01  to 70.00                                 1,926       78,655,676.72            8.74
70.01  to 80.00                                 5,723      246,403,218.67           27.38
80.01  to 90.00                                 7,344      247,211,874.75           27.47
90.01  to 100.00                                5,810      230,096,864.26           25.56
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                           23,430      $900,097,780.16         100.00%
=====================================  ================ ====================  ===================

o The minimum and maximum combined loan-to-value ratios of the initial mortgage loans as of the cut-off date are approximately 2.31% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial mortgage loans as of the cut-off date is approximately 80.64%.



                                  PROPERTY TYPE

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
PROPERTY TYPE                          MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Single Family                                 18,479      $700,873,579.01           77.87%

Planned Unit Development                       2,457       108,219,558.14           12.02

Condominium                                    2,125        75,883,082.17            8.43

Two Family to Four Family                        300        12,349,781.47            1.37

Townhouse                                         39          1,906,928.25           0.21

Manufactured Housing                              30            864,851.12           0.10
-------------------------------------  ---------------- --------------------  -------------------
        TOTAL
                                              23,430      $900,097,780.16          100.00%
=====================================  ================ ====================  ===================




                                  LOAN PURPOSE

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LOAN PURPOSE                           MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------

Other                                      13,093        $493,555,514.38            54.83%

Purchase                                    5,312         228,160,014.69            25.35

Debt Consolidation                          2,708         102,747,591.92            11.42

Home Improvement                            2,292          74,858,388.41             8.32

Education                                    25             776,270.76               0.09
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================






                                OCCUPANCY STATUS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
OCCUPANCY STATUS                       MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Primary Residence                         23,004         $878,681,828.68            97.62%

Second Home                                  424           21,273,360.37             2.36

Investment Property                           2             142,591.11               0.02
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================




                                ORIGINATION YEAR
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
ORIGINATION YEAR                       MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
1990                                          2             $28,064.47               0.00%        *

1991                                          2              62,792.41               0.01

1992                                         13             258,940.08               0.03

1993                                         18             657,404.38               0.07

1994                                         46            1,429,071.33              0.16

1995                                         262           6,737,610.58              0.75

1996                                         56            1,480,042.50              0.16

1998                                          8             100,458.58               0.01

1999                                         16             485,857.23               0.05

2000                                          4              19,813.55               0.00         *

2001                                         37             713,151.57               0.08

2002                                         176           2,487,056.03              0.28

2003                                         657           9,803,969.01              1.09

2004                                       22,133         875,833,548.44            97.30
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================

* Indicates a number less than 0.005% but greater than 0.000%.



                       ORIGINAL TERM TO SCHEDULED MATURITY
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF MONTHS                        MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
120                                           317          $8,177,280.15             0.91%

180                                        13,942         573,063,476.82            63.67

300                                         6,996         213,282,530.11            23.70

360                                         2,175         105,574,493.08            11.73
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================

o The weighted average original term to scheduled maturity of the initial mortgage loans as of the cut-off date is approximately 229 months.




                      REMAINING TERM TO SCHEDULED MATURITY
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF MONTHS                        MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
1 to 120                                      432         $11,584,828.88             1.29%

121 to 180                                 13,827         569,655,928.09            63.29

181 to 240                                   14             443,281.82               0.05

241 to 300                                  6,982         212,839,248.29            23.65

301 to 360                                  2,175         105,574,493.08            11.73
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================

o The weighted average remaining term to scheduled maturity of the initial mortgage loan as of the cut-off date is approximately 225 months.



                              FULLY INDEXED MARGINS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
RANGE OF FULLY INDEXED                     INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
MARGINS (%)                            MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Less than 0.000                               328         $39,086,362.23             4.34%

0.000  to 0.999                             9,847         399,649,941.05            44.40

1.000  to 1.999                             7,306         257,416,692.33            28.60

2.000  to 2.999                             3,554         126,593,268.68            14.06

3.000  to 3.999                             1,377          47,481,768.20             5.28

4.000  to 4.999                              669           20,894,291.01             2.32

5.000  to 5.999                              324           8,166,255.92              0.91

6.000  to 6.999                              23             731,614.42               0.08

7.000  to 7.999                               1              43,390.45               0.00        *

8.000  to 9.999                               1              34,195.87               0.00        *
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================

o The weighted average fully indexed gross margin of the initial mortgage loans as of the cut-off date is approximately 1.198% per annum.

*       Indicates a number less than 0.005% but greater than 0.000%.


                             TEASER EXPIRATION MONTH

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
TEASER EXPIRATION MONTH                MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
10/2004                                     2,058          87,307,497.57             9.70%

11/2004                                     4,226         163,245,367.92            18.14

12/2004                                     3,880         141,516,562.13            15.72

01/2005                                      929           29,047,641.67             3.23

02/2005                                       1              23,000.00               0.00        *

10/2005                                       1              17,100.00               0.00        *

Not Applicable                             12,335         $478,940,610.87           53.21%
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================
* Indicates a number less than 0.005% but greater than 0.000%.

                            CREDIT UTILIZATION RATES

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT UTILIZATION RATES      MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
(%)                                                                                BALANCE
-------------------------------------  ---------------- --------------------  -------------------
40.00  or less                              4,391         $58,540,954.02             6.50%

40.01  to 50.00                             1,194          31,423,213.27             3.49

50.01  to 60.00                             1,181          38,049,673.48             4.23

60.01  to 70.00                             1,170          41,923,302.69             4.66

70.01  to 80.00                             1,241          51,188,607.61             5.69

80.01  to 90.00                             1,330          61,499,609.25             6.83

90.01  to 100.00                           12,923         617,472,419.84            68.60
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================


                           GEOGRAPHICAL DISTRIBUTIONS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
STATE                                  MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
 California                                 4,052         $170,286,968.65           18.92%

 Michigan                                   3,045         103,138,386.19            11.46

 New Jersey                                 1,704          75,995,525.02             8.44

 Massachusetts                              1,378          67,553,459.97             7.51

 Illinois                                   1,149          50,034,791.17             5.56

 Florida                                    1,243          44,451,976.31             4.94

 New York                                    963           37,449,679.14             4.16

 Pennsylvania                                879           32,608,854.37             3.62

 Virginia                                    770           31,328,499.37             3.48

 Arizona                                     639           24,722,630.66             2.75

 Connecticut                                 593           23,205,491.17             2.58

 Maryland                                    495           21,134,904.47             2.35

 Other                                      6,520         218,186,613.67            24.24
-------------------------------------  ---------------- --------------------  -------------------
                                                                   $
               TOTAL                       23,430         900,097,780.16           100.00%
=====================================  ================ ====================  ===================

o "Other" includes states and the District of Columbia with less than 2.00% concentrations individually.




                               DOCUMENTATION TYPE
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
DOCUMENTATION TYPE                     MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Standard                                   20,715        $802,169,627.06            89.12%

Family First Direct                         1,435          49,390,075.78             5.49

Select                                       314           18,539,480.52             2.06

No Income Verification                       221           8,567,251.02              0.95

Stated Income                                169           7,217,123.12              0.80

No Income / No Appraisal                     197           4,126,879.91              0.46

Relocation                                   102           3,676,860.27              0.41

GM Expanded Family                           86            3,040,518.61              0.34

Super Express                                114           1,845,608.67              0.21

Go Fast                                      44            1,060,337.94              0.12

Streamline                                   30             422,259.82               0.05

Express                                       3              41,757.44               0.00        *
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================

* Indicates a number less than 0.005% but greater than 0.000%.



                              DEBT-TO-INCOME RATIOS
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF DEBT-TO-INCOME RATIOS (%)     MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
10.00  or less                                  7            $272,802.75             0.03%

10.01  to 20.00                             1,036          44,352,577.74             4.93

20.01  to 30.00                             4,232         157,612,929.95            17.51

30.01  to 40.00                             7,465         287,902,865.35            31.99

40.01  to 50.00                             8,107         322,584,884.69            35.84

50.01  to 60.00                             1,646          60,343,597.11             6.70

60.01  to 70.00                              626           17,104,669.73             1.90

70.01  to 80.00                              280           8,974,509.47              1.00

80.01  to 90.00                              31             948,943.37               0.11
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================

o The weighted average total debt-to-income ratio of the initial mortgage loans as of the cut-off date is approximately 38.48%.

                   CREDIT SCORES AS OF THE DATE OF ORIGINATION

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT SCORES                 MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
501 to 520                                    10           $220,741.94               0.02%

521 to 540                                    6             116,226.66               0.01

541 to 560                                   19             609,230.69               0.07

561 to 580                                   21             718,484.70               0.08

581 to 600                                   24             793,548.95               0.09

601 to 620                                   73            2,117,899.46              0.24

621 to 640                                   940           29,530,339.73             3.28

641 to 660                                  1,748          58,979,928.01             6.55

661 to 680                                  2,646          92,217,141.31            10.25

681 to 700                                  3,182         123,254,105.66            13.69

701 to 720                                  3,166         128,092,686.70            14.23

721 to 740                                  3,055         120,933,650.78            13.44

741 to 760                                  3,201         125,103,443.79            13.90

761 to 780                                  2,993         119,717,656.40            13.30

781 to 800                                  1,975          79,859,169.68             8.87

801 or greater                               371           17,833,525.70             1.98
-------------------------------------  ---------------- --------------------  -------------------
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                      23,430         $900,097,780.16           100.00%

=====================================  ================ ====================  ===================

o The weighted average credit score of the initial mortgage loans as of the cut-off date is approximately 722 .



                                  JUNIOR RATIOS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF JUNIOR RATIOS (%)             MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
  10.00  or less                            1,773         $28,637,502.34             3.46%

10.01  to 20.00                            11,832         353,948,295.18            42.83

20.01  to 30.00                             4,819         198,552,578.87            24.02

30.01  to 40.00                             2,248         124,151,013.81            15.02

40.01  to 50.00                             1,021          66,053,003.01             7.99

50.01  to 60.00                              454           29,971,155.25             3.63

60.01  to 70.00                              231           14,851,885.52             1.80

70.01  to 80.00                              105           6,199,187.64              0.75

80.01  to 90.00                              54            2,835,286.49              0.34

90.01  to 100.00                             28            1,298,260.88              0.16
-------------------------------------  ---------------- --------------------  -------------------
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                     22,565         $826,498,168.99            100.00%
=====================================  ================ ====================  ===================
o   The junior ratio of a mortgage loan is the ratio (expressed as a percentage)
    of the credit  limit of that  mortgage  loan to the sum of such credit limit and the outstanding  balance of any senior mortgage  computed as of the date that mortgage loan is underwritten.
o   The weighted  average  junior ratio of the initial  mortgage  loans that are secured by second liens on the  mortgaged  properties as of the cut-off date is approximately 25.74%.
o   Includes only the initial mortgage loans secured by second liens.



                                  LIEN PRIORITY
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LIEN POSITION                          MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Second                                    22,565         $826,498,168.99            91.82%

First                                        865           73,599,611.17             8.18
-------------------------------------  ---------------- --------------------  -------------------

               TOTAL                       23,430         $900,097,780.16          100.00%
=====================================  ================ ====================  ===================